THE STERLING WAY —— 2022 SUSTAINABILITY REPORT BUILDING A BETTER TOMORROW

STRLCO 2022 SUSTAINABILITY (ESG) REPORT | 2 TABLE OF CONTENTS CEO Message . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3 Executive Commitment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4 ESG Message . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5 Introduction . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6 Groundwork | Commitments | Goals . . . . . . . . . . . . . . . . . . . . . . . . . 7 Stakeholder Engagement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9 Environmental . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10 Environmental Statement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13 Social . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14 Human Rights Statement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21 Governance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22 Ethics . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 24 Safety . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 25 Safety Disclosure . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 27 Appendix . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 29 Climate-Related Financial Disclosures . . . . . . . . . . . . . . . . . . . . . 30 About This Report/Contact . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 31 This report provides Environmental, Social, and Governance (ESG) information to stakeholders. This is an annual report with the release date of 3/23/2022 and reflects activity beginning in 2020. We intend to provide periodic updates to this report and on our website, strlco .com. The data in this report are unaudited.

STRLCO 2022 SUSTAINABILITY (ESG) REPORT | 3 A MESSAGE FROM OUR CHIEF EXECUTIVE OFFICER, JOE CUTILLO As infrastructure evolves and the industry becomes more diversified, we recognize more and more how our endeavors impact not only the environment, but also society as a whole. This is why The Sterling Way, the way we conduct business, is now more important than ever. It reinforces our commitment to protecting and caring for our people, communities, customers, and investors. Sterling has always been environmentally and socially conscientious. This report simply reinforces how everyone in the company and our subsidiaries, from the field to executive management to the Board, champions the cause of sustainability, Environmental-Social-Governance (ESG), and meaningful corporate responsibility. Each are critical to the way we conduct business. Therefore, taking the initiative to protect the environment, celebrate diversity, and perform ethically and transparently through strong governance are just some of the ways The Sterling Way informs everything we do. The future of infrastructure requires broader understanding, closer collaboration, greater inclusion, and an unwavering dedication to always do what’s right. Sterling is more than ready. Joe Cutillo, CEO

STRLCO 2022 SUSTAINABILITY (ESG) REPORT | 4 EMBRACING ESG We recognize the importance of positive contributions and constantly work toward achieving a more sustainable and ethical future. Sterling’s goals include ensuring the health of our employees, reducing inequality within our company and those with whom we do business, diminishing the environmental impact of our construction services, and increasing community involvement and service opportunities. This commitment to sound environmental, social, and governance practices and procedures is wholeheartedly supported by each Sterling subsidiary, as well as our corporate executives. Ronald A . Ballschmiede Executive Vice President, Chief Financial Officer & Chief Accounting Officer Mark D . Wolf General Counsel, Chief Compliance Officer & Corporate Secretary

A PASSION FOR PROGRESS



From the moment I joined in February 2021, promoting the importance of ESG and sustainability has been the driving force behind everything I do at Sterling. While a robust ESG initiative was a high priority for the Board when I arrived, the company was, in fact, already doing a lot of very important things regarding sustainability and environmental stewardship, including using recycled materials, jobsite aggregate, and reclaimed water. The difference was we just weren't making it public. My role was created to not only devise and implement a more-strategic sustainability plan at the corporate level, but also incorporate it into all investor and company-wide communications. I couldn't have been more pleased.

This Sustainability Report is just one of the many ways we are now proudly sharing our commitment to ESG and corporate responsibility. By touting our programs and accomplishments, and making available all relevant corporate disclosures, we are sharpening our focus and positioning Sterling to be the nation's foremost provider of responsible and sustainable infrastructure solutions.

Add to that our implementation of more social initiatives that recognize and celebrate diversity, providing holistic wellness care for our employees, and cultivating strategic partnerships and education initiatives with area high schools and universities. The Sterling Way is now leading the way like never before.

Mary Morley, Corporate Affairs: ESG, IR, Communications

The Sterling Way – an integral part of our culture.

2020

- COVID-19 response detail
- Sustainability as core strategic item on the Board's agenda
- ESG-related risks included in enterprise risk management (ERM)

2021

- Pandemic response
- Addition of Sustainability lead role reporting to CEO and CFO with a direct line to the BOD
- Materiality assessment
- Investor perception study by ISS Corporate Solutions and The Equity Group
- Market study conducted by University of St. Thomas, Cameron School of Business
- ESG and ERM begin collaboration
- Sustainability in external communications
- Development of first Sustainability Report

2022

- ESG and ERM continue collaboration
- Continue collaborations with higher education - including co-teaching MBA Sustainability and Governance class at UST

STRLCO 2022 SUSTAINABILITY (ESG) REPORT | 5

STRLCO 2022 SUSTAINABILITY (ESG) REPORT | 6 Sterling more than delivers . As an industry leader specializing in E-Infrastructure Solutions, Building Solutions, and Transportation Solutions, Sterling is answering the nation’s infrastructure needs today and beyond . How? Through sound management, solid growth strategies, and a highly respected and profitable roster of subsidiaries all working toward a common goal — to build and service the infrastructure that enables our economy to run, our people to move, and our country to grow. Through environmentally responsible construction, services, and solutions, we’re dedicated to providing innovative services that not only benefit society, but also the very fabric of our civilization . Our goal is to ensure everything we do makes a positive impact for the good of all . It’s why we use recycled materials, reclaimed water, and stockpile the aggregate from our projects . It’s why we welcome all employees and cherish each as an integral part of our excellence, regardless of race, culture, background, or gender . Moreover, our commitment to community service includes initiatives like facilitating the construction of homes for disabled veterans . Simply put, Sterling cares — for our employees, communities, customers, and investors . That’s The Sterling Way. A SUSTAINABLE FUTURE DEMANDS INNOVATIVE THINKING AND A COMMITMENT TO DOING WHAT’S RIGHT, RIGHT NOW.

STRLCO 2022 SUSTAINABILITY (ESG) REPORT | 7 GROUNDWORK | COMMITMENTS | GOALS In order to help secure a positive, lasting impact in our infrastructure operations, as well as the communities in which we operate, Sterling supports the United Nations Global Compact principles on human rights, labor, environment, and anti-corruption. Sterling supports the United Nations’ (UN) Sustainable Development Goals. We are working diligently to address and meet goals that are pertinent to our industry. Please note some of these icons appear at the beginning of each section as well as on other pages of the report where applicable. The United Nations Sustainable Development Goals (UNSDGs) The 2030 Agenda for Sustainable Development was adopted by all United Nations Member States in 2015 and provides a shared blueprint for peace and prosperity for people and the planet, now and in the future. At its heart are the 17 Sustainable Development Goals (SDGs), which are an urgent call for action by all countries in global partnership. For more information on the UN SDGs, please visit sustainabledevelopment.un.org

Governance Strategy Risk Management Metrics and Targets STRLCO 2022 SUSTAINABILITY (ESG) REPORT | 8 RAISING OUR STANDARDS Sterling is laying the groundwork for effective disclosure standards and frameworks, including following recommendations issued by TCFD, ISS ESG, Glass Lewis, and SASB. The following list reflects examples of Sterling’s ESG implemented practices and planned initiatives as recommended by the TCFD Knowledge Hub. + Integrate climate change into key governance processes; enhance board-level oversight through audit and risk committees + Bring together sustainability, governance, finance, and compliance colleagues to agree on roles + Assess financial impact of climate risk and how it relates to revenues, expenditures, assets, liabilities, and capital + Adapt existing enterprise-level and other risk management processes to take account of climate risk + Look at existing tools to help collect and report climate-related financial information (e.g., CDP, CDSB, SASB) + Plan to use the same quality assurance and compliance approaches for climate-related financial information as for finance, management, and governance disclosures The TCFD framework

STERLING INTERNAL & EXTERNAL STAKEHOLDERS

Sterling regularly engages with our stakeholder groups and proactively seeks communication opportunities in order to address concerns, identify needs, and develop strategies for greater corporate alignment. Below is a summary of stakeholder priorities and a list of corresponding engagements for each stakeholder group.

STAKEHOLDER GROUPS	STAKEHOLDER PRIORITIES	STAKEHOLDER ENGAGEMENT	2020	2021
Shareholders/Investors	• Return on Investment, Financial Stability & Growth • Company Purpose, Mission, Vision, Values & Strategy • Corporate Governance • Diversity, Equity & Inclusion • Material Sourcing • Labor & Talent Management	• Open dialogue with large and small shareholders, including active and passive investors	✔	✔
		• Engage via agency-coordinated conferences, non-deal road shows, and sponsored events	✔	✔
		• Quarterly formal and informal phone calls pre- and post-earnings release	✔	✔
		• Open access to management via phone calls, virtual/in-person meetings, and email	✔	✔
		• Continue Investor Relations outreach efforts	✔	✔
		• Host company-sponsored investor events	✔	✔
Employees	• Diversity, Equity & Inclusion • Employee Safety, Health & Well-Being • Employee Retention, Training & Development • Company Culture, Purpose & Values • Community Engagement • Environmental Stewardship • Ethics & Compliance	• Quarterly CEO Message to all employees via company email and posted to company intranet	✔	✔
		• Quarterly corporate communications via company email and posted to company intranet site	✔	✔
		• Training, career, and professional development programs open to all employees	✔	✔
		• Maintain supportive culture for open formal and informal communications from employees	✔	✔
		• Monthly and quarterly community involvement	✔	✔
		• Anonymous and confidential resource for employee concerns and reporting misconduct via the EthicsLine by Lighthouse Services	✔	✔
Customers/Suppliers/ Contractors/Partners/ Regulators/Associations	• Responsible Material Sourcing • Ethics & Compliance • Product Quality & Innovation • Risk Management & Process Governance • Equal Opportunity & Diversity • Employee Health & Safety • Customer Intimacy & Responsiveness	• Proactive engagement with customers/service channels during and after COVID-19 pandemic	✔	✔
		• Timely responses to customer inquiries and data requests regarding ethics and compliance	✔	✔
		• Business development and sales, project managers, project site supervisors, and safety department interact with customers	✔	✔
		• Partner with customers to develop custom solutions to meet their needs	✔	✔
		• Direct access to customer service representatives and collect feedback through communication channels, surveys, and reports	✔	✔
Local Communities	• Volunteerism & Corporate Giving • Environmental Stewardship • Education	• Evaluated COVID-19 and social impacts on our local communities	✔	✔
		• Encourage employees to engage with communities and provide paid time off for volunteering efforts	✔	✔
		• Quarterly corporate volunteering in addition to business unit employee volunteering efforts	✔	✔
		• Leadership involvement in local communities and service in non-profit boards	✔	✔
		• Participate in local and national sustainability forums and standard setting information sessions	✔	✔

STRLCO 2022 SUSTAINABILITY (ESG) REPORT | 9

STRLCO 2022 SUSTAINABILITY (ESG) REPORT | 10 ENVIRONMENTAL

STRLCO 2022 SUSTAINABILITY (ESG) REPORT | 11 ENVIRONMENTAL In 2019, Sterling subsidiary Ralph L. Wadsworth Construction, along with the Utah Division of Wildlife Resources (DWR), completed the largest wildlife overpass in the state of Utah. Spanning 320 by 50 feet, the bridge towers over all six lanes of Interstate 80 (I-80) so that local animals can migrate safely. RESPONSIBILITY MEETS SUSTAINABILITY The Sterling Way has always been about taking care of our people, communities, customers, and investors. Equally important is our commitment to the environment. With efforts that go beyond applicable regulations and policies, we strive to build a solid reputation as an industry leader in responsible infrastructure services and solutions. After all, we recognize our projects affect fragile systems. Therefore, we make every effort to protect them to the best of our abilities. This includes projects like the wildlife overpass in Utah and the special crossing created for the Yosemite Toad in California that enables them to reach breeding grounds critical for their survival. These endeavors not only protect the lives of hundreds of animals each year, but it also has been reported that wildlife crossings such as the Parleys Summit Overpass in Utah reduce wildlife-vehicle collisions by as much as 97%.* Efforts to measure how the wildlife crossings are protecting wildlife, our people, and the economy are underway, and annual updates will be included in our disclosures as they become available. Additionally, by mitigating our impact to wetlands during construction, as well as using and/or reusing reclaimed water, recycled materials, and jobsite aggregate, we not only build responsibly; we help build a better world. Under-road crossings help ensure safe migration for federally protected toads and other small animals. *https://largelandscapes.org/wp-content/uploads/2021/04/WILDLIFE-CROSSING-SUCCESS-STORIES-IN-THE-WESTERN-STATES.pdf

STRLCO 2022 SUSTAINABILITY (ESG) REPORT | 12 ENVIRONMENTAL GIVING BACK BY TAKING CARE At Sterling, we are keenly aware that our projects affect not only the environment, but also the communities in which they are implemented. By striving to be good neighbors and even better stewards, we seek to improve and protect the environment while minimizing the impact our operations have on our surroundings. This includes using recycled concrete and asphalt on jobsites, building water treatment plants, and spearheading hazardous waste remediation and urban drainage improvement projects. We also pride ourselves on leaving a project area better than we found it. Through Accelerated Bridge Construction, we’re able to reduce public travel delays by building offsite and moving key components into place overnight. What’s more, in consultation with local communities, we employ lighting that provides safe access while preventing excessive light pollution. Other initiatives include landscaping completed work areas with native, drought-resistant plants and providing artwork for bridges to complement the community and its surroundings. Additionally, Sterling consumes and discharges water through municipal water and sewer systems to support operations. However, water-related goals and targets have not been established, as water consumption and discharge are not regarded to have a significant environmental impact. Total water consumption is estimated using number of employees, is not monitored or measured as water consumption, is not regarded as significant (no process use of water), and very little data is available. In some cases, water consumption is included within service charges from landlords.

STRLCO 2022 SUSTAINABILITY (ESG) REPORT | 13 ENVIRONMENTAL PROTECTING OUR ENVIRONMENT At Sterling, we understand that what we do has an immediate and significant positive impact on improving human conditions . Our water/wastewater system and road, bridge, and airport projects define the fabric of our civilization . Everything we do focuses on the needs of our ever-growing society, from water delivery systems to the transportation systems that connect our civilization . We believe our long-term success depends on our consistent value we deliver to our employees, customers, suppliers, shareholders, and all stakeholders . Read our corporate Environmental Statement here.

STRLCO 2022 SUSTAINABILITY (ESG) REPORT | 14 SOCIAL

STRLCO 2022 SUSTAINABILITY (ESG) REPORT | 15 SOCIAL A COMMON CAUSE FOR THE GREATER GOOD As a company that not only builds, but also creates, innovates, and facilitates change, we recognize how increasingly vital it is to protect our communities and environment. That same spirit of stewardship fuels our social endeavors as we strive to meet the needs of our employees, investors, and all stakeholders. By working together every day, championing diversity, keeping one another safe, and protecting our environment, we’re constantly improving to better deliver on our business goals for the benefit of all stakeholders.

Hispanic 47.1% White 44.2 Black 4% Pacific Islander 2.5% Other 2.2% STRLCO 2022 SUSTAINABILITY (ESG) REPORT | 16 SOCIAL OUR DIFFERENCE IS OUR STRENGTH Our common vision and shared mission unite us. But it’s our corporate culture, comprised of many diverse races, cultures, backgrounds, and genders, that defines us. In fact, approximately half of our workforce and independent directors are diverse. The blend of knowledge our people bring to all levels, stemming from various backgrounds, genders, and race, is invaluable to our success. With each employee bringing unique talents and perspectives to the company, we celebrate their diversity of history, heritage, and thought. This, in turn, enables us to best serve our customers and communities. For Board of Directors' diversity details, please see our 2022 Proxy Statement. EMPLOYEE DIVERSITY as of December 31, 2021 Field photos throughout include our Board of Directors and Executive Leadership Team visiting project sites as well as Chief Executives participating in volunteer efforts alongside Sterling employees.

STRLCO 2022 SUSTAINABILITY (ESG) REPORT | 17 SOCIAL A COMPANY THAT CARES At the heart of the Sterling Way is how we care for our employees. Our people, of course, are our greatest asset. Therefore, we strive to ensure they are safe, happy, and healthy. The Sterling Employee Assistance Program includes robust benefits packages and services that take a holistic approach to employee health, addressing not only their physical but also their mental and emotional needs as well. Health and Wellness programs include Sterling Fitness Challenge where employees and their dependents can participate on their own or join a team to get and stay fit, and our long-standing Bod Mod program, where employees compete in divisions each spring to increase overall wellness. In our programs, multi-tiered prizes help ensure enthusiastic participation. Additionally, we hold annual flu shot clinics each fall and provide counseling, lifestyle coaching, and work-life services. We also offer the Sterling Benefits program that includes health, fitness, travel, outdoors, and entertainment discounts to promote a positive life/work balance and healthy lifestyle.

STRLCO 2022 SUSTAINABILITY (ESG) REPORT | 18 SOCIAL Everything we do affects everyone around us. Therefore, being a good neighbor is extremely important to us. Sterling’s Community Service and Outreach efforts include: + Working with Habitat for Humanity + Facilitating the construction of homes for wounded veterans + Holding annual blood drives with American Red Cross + Volunteering at organizations serving adults with intellectual and developmental disabilities + Supplying all materials, labor, and equipment for the cleaning, repairing, and painting of local municipal facilities + Completing updates and repairs to pedestrian bridges and public monuments, as well as schools and playgrounds + Volunteering at local food pantries + Providing meals for more than 300 healthcare workers at area hospitals + Donating monies to local youth sports teams to help with expenses related to travel, equipment, uniforms, etc.

STRLCO 2022 SUSTAINABILITY (ESG) REPORT | 19 SOCIAL INVESTED IN EDUCATION Sterling also maintains strong partnerships with universities and trade schools to ensure exceptional talent at all levels of the organization . We look for the best, and we hire the best . This helps create a reputation of excellence as well as a point of pride and team mentality that Sterling employees wholeheartedly embrace . Additionally, we work with local high schools and tech schools in an effort to educate younger students about the benefits of working in a multitude of infrastructure-related disciplines . This includes connecting with schools in rural areas where there are fewer employment opportunities, as well as visiting those in urban regions, where there is a greater concentration of underrepresented communities . Urban students are typically already working to help support their families through low-wage jobs that don't offer much opportunity for growth . Apprenticeship programs are important as well . We continue to identify and help fund opportunities for laborers and entry-level skilled craft workers to help them increase their skills and their earning potential . In one such program, enrollment is up to 16 employees . We’re striving to reach 30 enrolled employees in 2022 . Employees also take advantage of our Tuition Reimbursement Program .

STRLCO 2022 SUSTAINABILITY (ESG) REPORT | 20 SOCIAL STERLING ACADEMY HELPS EMPLOYEES THRIVE In an effort to strengthen our workforce and provide a supportive and encouraging work environment in which our employees can further develop their skills, we have created Sterling Academy, a company-paid Leadership Development Program. Established in 2021, Sterling Academy includes both self-paced online and in-house instructor- led training and will eventually consist of seven modules in three different schools – Project Managers, Superintendents, and Project Engineers. Pilot programs for Financial Management and Leading Self and Others is currently in development, and we have held numerous focus group meetings and correlation calls in order to create the course materials. Identifying internal subject matter experts to conduct the first courses is also underway. We plan to deliver a third pilot program before year’s end and seek to launch the full seven-module Sterling Academy for all three schools before the end of Q2 2023. Training modules will include: 1 . Financial Management 2 . Planning and Scheduling 3 . Safety Management 4 . Construction Operations 5 . Clients and Subcontractors 6 . Project Administration 7 . Leading Self and Others

STRLCO 2022 SUSTAINABILITY (ESG) REPORT | 21 SOCIAL CORPORATE HUMAN RIGHTS STATEMENT At Sterling, we respect human rights and are committed to protecting the communities where we live and work and beyond . We understand all people are entitled to these fundamental and universal rights regardless of nationality, sex, ethnicity, race, age, religion, language, or any other status . We respect the rights of all individuals, or groups of individuals including vulnerable groups, such as women, migrant, seasonal and temporary workers, and indigenous communities . Read our complete Corporate Human Rights Statement here.

GOVERNANCE STRLCO 2022 SUSTAINABILITY (ESG) REPORT | 22

STRLCO 2022 SUSTAINABILITY (ESG) REPORT | 23 GOVERNANCE At Sterling, we are committed to conducting business with all of our stakeholders ethically and with integrity and full transparency. Access our full governance disclosures and charters below. Audit Committee Charter > Compensation and Talent Development Committee Charter > Corporate Governance and Nominating Committee Charter > Board Governance Guidelines >

STRLCO 2022 SUSTAINABILITY (ESG) REPORT | 24 GOVERNANCE Sterling is committed to high ethical, moral, professional, and legal standards and is dedicated to operating within these ideals at all levels and phases of our organization. Built around preventive communications, education, and training programs, our ethics and compliance framework enables employees to identify and deal with ethical issues, should they arise. It includes a Code of Business Conduct along with policies that cover Insider Trading, Conflicts of Interest, Anti-Fraud, and a Supplier Code of Conduct. A more comprehensive look at Sterling ethics and compliance is available here. In addition to protective systems and measures, we believe that ongoing employee awareness and training play a critical role in data security. Therefore, Sterling utilizes a multi-faceted management methodology for cybersecurity. Our approach, which includes people, policies, processes, and technology, ensures uncompromising protection of company data. Read more about our Cybersecurity measures here. We encourage employees to speak up through our See Something, Say Something initiative. By ensuring all Sterling employees are aligned with policies and regulations, this initiative encourages everyone to take responsibility for their actions while helping grow our business in a compliant way. Additionally, Sterling provides several channels for employee communications, including our Ethics Line — an anonymous and confidential method to hear concerns or report misconduct. The Ethics Line is open not only to Sterling employees but also to any party with knowledge of an ethics or compliance issue, including customers, vendors, and other third parties. A CULTURE OF OPENNESS AND INTEGRITY

STRLCO 2022 SUSTAINABILITY (ESG) REPORT | 25 SAFETY

SAFETY

MAKING SAFETY A CERTAINTY

Rather than being simply about rules and regulations, the purpose of safety at Sterling is to protect our employees both on job sites and in our offices. Our goal is to make sure everyone arrives home safely each and every day.

Promoting safety and preventing injuries has always been a cornerstone of our culture. Our approach, called **Safe and Sound**, defines focus points that align all of Sterling toward the goal of an injury-free work environment. The safety of our employees, contractors, and the public is central to our day-to-day operations. We have company-wide policies, practices, and systems in place to ensure the safety of our employees and operations across our footprint.

+ In 2021, we continued to build and improve engagement in our safety program, resulting in our safest work environment in our company history
+ Our Recordable Incident Rate is continually improving: 5x better than the national average for construction
+ We are 80% better than the industry average for lost-time incidents

Safety KPIs	FY19	FY20	FY21
Total Recordable Incident Rate (TRIR)	1.51	0.92	0.53
Lost Time Incident Rate (LTIR)	0.18	0.13	0.07
Experience Modification Rate (EMR)	0.82	0.84	0.76
Days Away, Restricted or Transferred (DART)	0.71	0.43	0.33
Fatality Rate	0	0	0

3 GOOD HEALTH AND WELL-BEING
9 INDUSTRY, INNOVATION AND INFRASTRUCTURE
16 PEACE, JUSTICE AND STRONG INSTITUTIONS

Safety is serious business. We're proud that the measures we take have garnered numerous awards throughout the industry.

Some of our recent safety awards include:

+ Associated General Contractors of America (AGC) Construction Safety Champion of the Year - 2021
+ AGC Construction Safety Excellence Award - 2021
+ Utah AGC Diamond Award - 2020
+ California AGC Unique Safety Application Award - 2020
+ California AGC Individual Safety Effort Award - 2020
+ California AGC Exemplary Construction Safety (Heavy Civil) Award - 2020
+ Georgia Quality Crew of the Month - Sept. 2021
+ 26th on Engineering News-Record's Top 50 Heavy Contractors list
+ American Road and Transportation Builders National Safety Award

STRLCO 2022 SUSTAINABILITY (ESG) REPORT | 26

STRLCO 2022 SUSTAINABILITY (ESG) REPORT | 27 SAFETY WHEN IT COMES TO SAFETY, WE MORE THAN MANAGE As a leader in infrastructure services, we rely tremendously on heavy equipment and a fleet of trucks and vehicles to conduct our business. Managing our safety program is paramount to our success . By proactively managing our process, we strive to mitigate risks associated with our industry . Under our Health, Safety & Environmental (HSE) function, objectives, policies, and goals are set at the corporate level and applied to company-wide operations . Policies and procedures are distributed via our company-wide safety manual, which provides clear guidance for our managers and empowers our employees with the knowledge and resources they need to complete their work safely . All employees must provide written acknowledgment that they have read and understand Sterling’s safety policies . Read more about our Safety Programs here.

STRLCO 2022 SUSTAINABILITY (ESG) REPORT | 28 SAFETY PRO PRECAUTIONS For Sterling, safety is of paramount importance. Our employees are working on massive projects that utilize heavy machinery. This requires smart planning, sound protocols, and, above all, effective safety programs. From risk assessments and emergency procedures to injury prevention and hazard controls, our goal is to secure the safety of not only our employees and subcontractors, but also the communities in which we serve. A STERLING EXAMPLE As part of Sterling’s culture of safety, the Transportation Solutions division recently launched a distracted driver pilot program . In addition to deploying distracted driving technology in over 20% of our vehicle fleet, we now incorporate distracted driving awareness into our defensive driver training and employee onboarding processes and include a distracted driving-free pledge in our Driver Guidelines . STERLING SAFETY INITIATIVES Managing Risk Through Hazard Assessment and Controls Focusing on Leading Indicators Subcontractor Management Training Our Employees – Well Over 12,000

STRLCO 2022 SUSTAINABILITY (ESG) REPORT | 29 APPENDIX

STRLCO 2022 SUSTAINABILITY (ESG) REPORT | 30 CLIMATE-RELATED FINANCIAL DISCLOSURES TASK FORCE ON CLIMATE-RELATED FINANCIAL DISCLOSURES (TCFD) Sterling continues to perform its internal reviews to understand the material and immaterial climate-related risks and opportunities that are most pertinent to our business activities adhere to TCFD’s disclosure principles. Such principles ensure that our disclosures are relevant, specific, clear, consistent, reliable, and verifiable. In addition, Sterling is working with the University of St. Thomas, Cameron School of Business, MBA Sustainability and Corporate Governance class to assess current disclosures and recommendations. SUSTAINABILITY ACCOUNTING STANDARDS BOARD (SASB) With the increased focus on ESG metrics from stakeholder groups including investors, Sterling evaluates and will begin disclosing consistent with the Sustainability Accounting Standards Board framework (SASB) pertinent to our industry. Some of the metrics are considered immaterial to Sterling and are not currently tracked, however, we will continue to evaluate and expand our reporting and disclosures as appropriate. COMPANY FINANCIAL FILING DISCLOSURES Sterling continues to perform its internal reviews in accordance with ESG frameworks including the TCFD and others. The TCFD framework includes recommendations to evaluate and disclose climate-related information and to facilitate the incorporation of such information into our financial filings. We expect to continue the implementation of the significant recommendations in 2022.

STRLCO 2022 SUSTAINABILITY (ESG) REPORT | 31 ABOUT THIS REPORT As referenced in the Governance section of this Sustainability Report, Sterling is committed to operating with full transparency . The public disclosure of the company’s sustainability efforts and initiatives has been prepared in adherence to the guidelines as mentioned in this report . While certain matters discussed in this report may be significant and relevant to our investors, any significance should not be read as rising to the level of materiality for purposes of complying with the U .S . federal securities laws or the disclosure requirements of the SEC . Sterling’s Board of Directors and Senior Management receive regular updates for risks associated with Climate; Environmental, Social, and Governance (ESG); and other Enterprise-level risks . The Sustainability lead role communicates with the Board of Directors and reports directly to both the Chief Executive Officer and Chief Financial Officer. This role is also a part of the Executive Leadership team to ensure regular communication with Sterling’s General Counsel, Chief Compliance Officer, and Corporate Secretary, as well as Sector Presidents, the Vice President of Health and Safety, and the Vice President of Information Technology . To learn more, please contact ESG desk: Mary Morley Corporate Affairs: ESG, IR, Communications 1800 Hughes Landing Blvd, Suite 250 The Woodlands, TX 77380 Tel: 281.214.0777 | info@strlco.com